                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  May 25, 2001

(i) Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                  $9,606,476.77
                  --------------------
                 ($   0.0000961       , per $1,000 original principal amount
                  --------------------  of Class A-1 Notes)

(ii) Amount of principal being paid or distributed in respect of the Class A-2
     Notes:
                     $0.00
                  --------------------
                 ($             -     , per $1,000 original principal amount
                  --------------------  of Class A-2 Notes)

(iii) Amount of interest being paid or distributed in respect of the Class A-1
      Notes:
                  $1,115,301.51
                  --------------------
                 ($ 0.0000112         , per $1,000 original principal amount
                  --------------------  of Class A-1 Notes)

(iv)  Amount of interest being paid or distributed in respect of the Class A-2
      Notes:

                  $6,231,500.00
                  --------------------
                 ($ 0.0000138         , per $1,000 original principal amount of
                  --------------------  Class A-2 Notes)


(v) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                  $0.00
                  --------------------
                 ($ -                , per $1,000 original principal amount of
                  -------------------- Class A-1 Notes)

        (2)  Distributed to Class A-2 Noteholders:
                  $0.00
                  --------------------
                 ($ -                , per $1,000 original principal amount of
                  -------------------- Class A-2 Notes)

        (3)  Balance on Class A-1 Notes:
                  $0.00
                  --------------------
                 ($   -              , per $1,000 original principal amount of
                  -------------------- Class A-1 Notes)

        (4)  Balance on Class A-2 Notes:
                  $0.00
                  --------------------
                 ($   -              , per $1,000 original principal amount of
                  -------------------- Class A-2 Notes)

(vi)    Payments made under the Cap Agreement on such date:      May 24, 2001
                                                           ---------------------

                 ( $0.00              with respect to the Class A-1 Notes,
                  --------------------

                 ( $0.00              with respect to the Class A-2 Notes;
                  --------------------
                  and the total outstanding amount owed to the Cap Provider:      $0.00
                                                                                  -------------------

(vii)   Pool Balance at the end of the related Collection Period:      $492,835,090.92
                                                                       ---------------------------
(viii)  After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:          $73,728,629.50
                                                                       ----------------------

             (2)  Pool Factor for the Class A-1 Notes:           0.73728630
                                                           -----------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:          $450,000,000.00
                                                                            ------------------------
             (2)  Pool Factor for the Class A-2 Notes:           1.00000000
                                                           -----------------




                             Page 5 of 6 pages


(ix)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  5.3450000%     for the period
                  ---------------

             (2)  The Student Loan Rate was:         7.3374855%
                                                     -----------------------

        (b)  Note Interest Rate for the Class A-1 Notes:          5.4750000%     (Based on 3-Month LIBOR)

                                                                  ---------------
        (c)  Note Interest Rate for the Class A-2 Notes:          5.6650000%     (Based on 3-Month LIBOR)
                                                                  ---------------


(x)          Amount of Master Servicing Fee for  related Collection Period:           $616,902.81
                                                                                      --------------------------------

                   $ 0.000006169      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------

                   $ 0.000001371      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xi)         Amount of Administration Fee for related Collection Period:              $3,000.00
                                                                                      --------------------------------
                   $ 0.000000030      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000007      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xii)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:            $120,437.03
                                                                                                       --------------------------

        (b)  Delinquent Contracts                          # Disb.       %               $ Amount           %
                                                           -------       -               --------           -
             30-60 Days Delinquent                          684         2.06%           $ 7,620,906       2.62%
             61-90 Days Delinquent                          380         1.15%           $ 4,049,471       1.39%
             91-120 Days Delinquent                         342         1.03%           $ 3,700,514       1.27%
             More than 120 Days Delinquent                  480         1.45%           $ 5,101,118       1.76%
             Claims Filed Awaiting Payment                  155         0.47%           $ 1,851,067       0.64%
                                                     -------------     ----------     -------------   ----------
           TOTAL                                          2,041         6.16%           $22,323,076       7.69%

        (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:                      $ -
                                                                                                                ---------------
        (d)  Reserve Account Balance                                                                             $ 9,333,364
                                                                                                                ---------------
             Draw for this Distribution Date                                                                     $ -
                                                                                                                ---------------
             Realized Loss Draw                                                                                  $ -
                                                                                                                ---------------
(xiii)  Amount in the Prefunding Account:       $24,096,517.32
                                                -----------------------

(xiv)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:          0.00
                                                     -----------------------

(xv)    Amount in the Pre-Funding Account at the end of the Funding period to be distributed:              $0.00
                                                                                                       ---------------------------
(xvi)   Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:             $120,000.40
                                                                                                       ---------------------------
(xvii)  Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:                    0.00
                                                                                                                           -------
(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
                                                           ----------------------
        to the Securities Guaranty Insurance Policy:         0.00
                                                           ---------------------------

(xix)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:               $138,031.50
                                                                                                  ------------------------------
        The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                    0.00
                                                                                                  ------------------------------
        The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                      $0.00
                                                                                                  ------------------------------
        The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                       0.00
                                                                                                  ------------------------------
        and the amount of any Termination Pymt either paid by or made to the Trust on                    0.00
        such Distribution Date:                                                                   ------------------------------





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